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    ------------------------------------------------------------------------

                                WARRANT AGREEMENT

                           Dated as of August 31, 1999

                                 By and Between

                           TRANSTECHNOLOGY CORPORATION

                                       and

                       STATE STREET BANK AND TRUST COMPANY

                                as Warrant Agent


                        Warrants to Purchase Common Stock

                            Par Value $.01 Per Share

------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------

                                                                     Page
                                                                     ----
                                    ARTICLE I

                     ISSUANCE, FORM, EXECUTION, DELIVERY AND
                      REGISTRATION OF WARRANT CERTIFICATES

SECTION 1.01. Issuance of Warrants ................................... 1
SECTION 1.02. Form of Warrant Certificates ........................... 2
SECTION 1.03. Execution of Warrant Certificates ...................... 2
SECTION 1.04. Authentication and Delivery ............................ 3
SECTION 1.05. Temporary Warrant Certificates ......................... 3
SECTION 1.06. Registration ........................................... 4
SECTION 1.07. Registration of Transfers or Exchanges ................. 4
SECTION 1.08. Lost, Stolen, Destroyed, Defaced or Mutilated
                      Warrant Certificates ...........................12
SECTION 1.09. Offices for Exercise, etc ..............................12
SECTION 1.10. Legend on Shares .......................................13

                                   ARTICLE II

                    DURATION, EXERCISE OF WARRANTS; EXERCISE
                        PRICE AND REPURCHASE OF WARRANTS

SECTION 2.01. Release and Duration of Warrants .......................14
SECTION 2.02. Exercise, Exercise Price, Settlement and Delivery ......14
SECTION 2.03. Cancellation of Warrant Certificates ...................17

                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS

SECTION 3.01. Enforcement of Rights ..................................17
SECTION 3.02. Obtaining Stock Exchange Listings.......................17

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY

SECTION 4.01. Payment of Taxes........................................18
SECTION 4.02. Rules 144 and 144A......................................18


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                                    ARTICLE V

                                   ADJUSTMENTS

SECTION 5.01. Adjustment of Exercise Rate; Notices....................18
SECTION 5.02. Fractional Shares.......................................25
SECTION 5.03. Certain Distributions...................................25

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

SECTION 6.0 1. Warrant Agent..........................................26
SECTION 6.02. Conditions of Warrant Agent's Obligations...............26
SECTION 6.03. Resignation and Appointment of Successor................30

                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.01. Amendment...............................................31
SECTION 7.02. Notices and Demands to the Company and
                      Warrant Agent...................................32
SECTION 7.03. Addresses for Notices to Parties and for
                      Transmission of Documents.......................32
SECTION 7.04. Notices to Holders......................................33
SECTION 7.05. APPLICABLE LAW; SUBMISSION TO
                      JURISDICTION....................................33
SECTION 7.06. Persons Having Rights Under Agreement...................33
SECTION 7.07. Headings................................................33
SECTION 7.08. Counterparts............................................33
SECTION 7.09. Inspection of Agreement.................................33
SECTION 7.10. Availability of Equitable Remedies......................34
SECTION 7.11. Obtaining of Governmental Approvals.....................34


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EXHIBIT A  -  Form of Warrant Certificate ............................A-1
EXHIBIT B  -  Certificate To Be Delivered upon Exchange or
              Registration of Transfer of Warrants ...................B-1
EXHIBIT C  -  Form of Transferee Certificate for Institutional
              Accredited Investors ...................................C-1
EXHIBIT D  -  Form of Transferee Certificate for Regulation S
              Transfers...............................................D-1

                             INDEX OF DEFINED TERMS
                             ----------------------

Defined Term                                                       Section
------------

Affiliate..........................................................5.01(d)
Agreement..........................................................Recitals
Business Day ......................................................2.01
Capital Stock......................................................5.01(l)
Cashless Exercise..................................................2.02(c)
Cashless Exercise Ratio............................................2.02(c)
Closing Date.......................................................1.01
Common Stock.......................................................Recitals
Company............................................................Recitals
Current Market Value...............................................5.01(1)
Definitive Warrants................................................1.02
Depository.........................................................1.02
Distribution.......................................................5.03
Distribution Rights................................................5.03
Election To Exercise...............................................2.02(b)
Exercise Date......................................................2.02(d)
Exercise Price.....................................................2.02(a)
Exercise Rate......................................................2.02(a)
Expiration Date ...................................................2.01
Fundamental Transaction............................................5.01(d)
Global Shares......................................................2.02(f)
Global Warrants....................................................1.02
Holders............................................................1.06
Independent Financial Expert.......................................5.01(1)
Institutional Accredited Investor..................................1.07(a)(y)(C)
Lenders............................................................Recitals
Loans..............................................................Recitals
Non-Restricted Warrants............................................1.07(y)
Non-U.S. Person....................................................1.07(a)(y)(F)
Officers' Certificate..............................................1.07(d)
Person.............................................................2.02(a)
Private Placement Legend...........................................1.07(g)
Prospectus.........................................................4.02
QIB................................................................1.07(a)(y)(B)
Registrar..........................................................1.06
Registration Rights Agreement......................................Recitals


                                      -iii-
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Related Parties....................................................6.02(e)
Requisite Warrant Holders..........................................7.01
Resale Restriction Termination Date................................1.07(a)(y)
Responsible Officer................................................6.02(q)
Securities Act.....................................................1.07(a)(y)
Shares.............................................................1.01
Subject Class......................................................4.04
Surviving Person...................................................5.01(d)
Time of Determination..............................................5.01(1)
Trustee............................................................Recitals
Warrant Agent......................................................Recitals
Warrant Agent Office...............................................1.09
Warrant Certificates...............................................Recitals
Warrant Exercise Office............................................2.02(b)
Warrant Register...................................................1.06
Warrants...........................................................Recitals



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                                WARRANT AGREEMENT

         WARRANT AGREEMENT ("AGREEMENT"), dated as of August 31, 1999 by and between TRANSTECHNOLOGY CORPORATION, a Delaware corporation (together with any successor thereto, the "COMPANY"), and STATE STREET BANK AND TRUST COMPANY, as warrant agent (with any successor Warrant Agent, the "WARRANT AGENT").

         WHEREAS, the Company has entered into a Senior Subordinated Note Purchase Agreement (the "LOAN AGREEMENT") dated August 31, 1999, with BankBoston, N.A. ("BANKBOSTON"), the other lenders party thereto (including BankBoston in its capacity as such, the "Lenders") and BankBoston as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") in which the Lenders have agreed to purchase Notes of the Company in an aggregate principal amount of $75,000,000 (the "NOTES"); and

         WHEREAS, it is a condition precedent to the Lenders' obligation to purchase the Notes from the Company that the Company agree to enter into this Agreement providing for the issuance of 731,197 Warrants (each, a "WARRANT") which shall be held in escrow and released therefrom in accordance with the terms and conditions hereof and of the Warrant Escrow Agreement dated of even date herewith among the Company, the Administrative Agent, the Warrant Agent and State Street Bank and Trust Company, in its capacity as escrow agent (the "WARRANT ESCROW AGREEMENT"), representing the right to purchase 10.0% of the fully diluted common stock of the Company as of the Closing Date (as defined below), each Warrant initially entitling the holder thereof to purchase one share of common stock, par value $.01 per share (the "COMMON STOCK"), of the Company (subject to adjustment as set forth herein and in the Warrants). The certificates evidencing the Warrants are herein referred to collectively as the "WARRANT CERTIFICATES"; and

         WHEREAS, the Company desires the Warrant Agent as warrant agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, canceled, replaced and exercised;

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                     ISSUANCE, FORM, EXECUTION, DELIVERY AND
                      REGISTRATION OF WARRANT CERTIFICATES
                      ------------------------------------

         SECTION 1.01. ISSUANCE OF WARRANTS. The Warrants shall be originally issued on the Closing Date under and as defined in the Loan Agreement (the "CLOSING DATE") and shall be held in escrow until released to the Holders (as defined in Section 1.06) pursuant to and in accordance with the terms and conditions of the Warrant Escrow Agreement.

         Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall, when exercisable as provided herein and therein, represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to the holder of such Warrant) one fully paid, registered and non-assessable share of Common Stock at an exercise price of $0.01 per share. The number of shares of Common Stock issuable upon exercise of a Warrant is subject to adjustment after the Closing Date as provided herein and in the Warrant Certificate. The shares purchasable upon exercise of a Warrant are hereinafter referred to as the "Shares" and, unless the context otherwise requires, such term shall also include any other securities or property purchasable and deliverable upon exercise of a Warrant as provided in Article V, subject to adjustment as provided herein and in the Warrant Certificate.

         SECTION 1.02. FORM OF WARRANT CERTIFICATES. The Warrant Certificates will initially be issued in global form (the "GLOBAL WARRANTS"), substantially in the form of EXHIBIT A hereto, and may subsequently be issued in registered form as definitive Warrant Certificates (the "DEFINITIVE WARRANTS"), also substantially in the form of EXHIBIT A attached hereto, as set forth in Section
1.08 (except that Warrants may be issued upon transfer, exchange or replacement without the Private Placement Legend as and to the extent provided in Section 1.07(g)). Any Global Warrants to be delivered pursuant to this Agreement shall bear the legend set forth in EXHIBIT B attached hereto. Such Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and the Depository (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the Depository with respect to the Global Warrants upon their release from escrow under the Warrant Escrow Agreement until a successor shall be appointed by the Company and the Warrant Agent.

         SECTION 1.03. EXECUTION OF WARRANT CERTIFICATES. The Warrant Certificates shall be executed on behalf of the Company by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

         In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificate so signed shall be countersigned and delivered by the Warrant Agent or disposed of by the Company, such Warrant Certificate nevertheless may be countersigned and

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                                      -3-




delivered or disposed of as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution and delivery of this Agreement any such person was not such an officer.

         SECTION 1.04. AUTHENTICATION AND DELIVER. Subject to the immediately following paragraph, Warrant Certificates shall be authenticated by manual signature and dated the date of authentication by the Warrant Agent and shall not be valid for any purpose unless so authenticated and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 1.06 hereof).

         Upon the receipt by the Warrant Agent of a written order of the Company, which order shall be signed by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary, and shall specify the amount of Warrants to be authenticated, whether the Warrants are to be Global Warrants or Definitive Warrants, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 1.03 hereof, to authenticate the Warrant Certificates and deliver them as provided in and pursuant to such order of the Company. Such authentication shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

         In case any authorized signatory of the Warrant Agent who shall have authenticated any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by the Company or the Warrant Agent, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who authenticated such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant Certificate may be authenticated on behalf of the Warrant Agent by such persons as, at the actual time of authentication of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.

         The Warrant Agent's authentication on all Warrant Certificates shall be in substantially the form set forth in EXHIBIT A hereto.

         SECTION 1.05. TEMPORARY WARRANT CERTIFICATES. Pending the preparation of definitive Warrant Certificates, the Company may execute, and the Warrant Agent shall authenticate and deliver, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

         If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by the Company for that purpose pursuant to Section 1.09 hereof. Subject to the provisions of Section 4.01 hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute, and the Warrant Agent shall authenticate and deliver in exchange therefor, one or more definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a definitive Warrant Certificate.

         SECTION 1.06. REGISTRATION. The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided in this Article. Each person designated by the Company from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "Registrar." The Company hereby initially appoints the Warrant Agent as Registrar. Upon written notice to the Warrant Agent and any acting Registrar, the Company may appoint a successor Registrar for such purposes.

         The Company will at all times designate one person (who may be the Company and who need not be a Registrar) to act as repository of a master list (the "WARRANT REGISTER") of names and addresses of the registered holders of Warrants ("HOLDERS"). The Warrant Agent will act as such repository unless and until some other person is, by written notice from the Company to the Warrant Agent and the Registrar, designated by the Company to act as such. The Company shall cause each Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

         SECTION 1.07. REGISTRATION OF TRANSFERS OR EXCHANGES.

         (a) TRANSFER OR EXCHANGE OF DEFINITIVE WARRANTS. When Definitive Warrants are presented to the Warrant Agent with a request from the Holder thereof:

         (i)      to register the transfer of the Definitive Warrants; or

         (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section
1.07 hereof for such transactions are met; PROVIDED, HOWEVER, that the Definitive Warrants presented or surrendered by Holder for registration of transfer or exchange:

         (x) shall be duly endorsed or accompanied by a written instruction of transfer or exchange in form satisfactory to the Company and the Warrant Agent, duly executed by such Holder or by its attorney, duly authorized in writing;

         (y) in the case of Warrants the offer and sale of which have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that are presented for transfer or exchange by an owner who is not and for the preceding three months has not been an Affiliate of the Company prior to (X) the date which is two years (or such shorter period as may be prescribed by Rule 144(k) (or any successor provision thereto)) after the later of the date of release from escrow under the Warrant Escrow Agreement of such Warrants and the last date on which the Company or any Affiliate of the Company was the owner of such Warrants, or any predecessor thereto, and (Y) such later date, if any, as may be required by any subsequent change in applicable law (the "RESALE RESTRICTION TERMINATION DATE"), such Warrants shall be accompanied by the following additional information and documents, as applicable (PROVIDED, however, that the requirements of paragraphs (B) through (F) shall not apply to any Non-Restricted Warrants (as defined in Section 1.07(g)):

                  (A) if such Warrants are being delivered to the Warrant Agent by a Holder for registration in the name of such a beneficial holder, without transfer, a certification from such Holder to that effect (in substantially the form of EXHIBIT C hereto); or

                  (B) if such Warrants are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) (a "QIB") in reliance on and accordance with Rule 144A under the Securities Act, a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto); or

                  (C) if such Warrants are being transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (a)(2), (a)(3) or
                           (a)(7) of Rule 501 under the Securities Act (an "INSTITUTIONAL ACCREDITED INVESTOR") in reliance on and in accordance with Regulation D under the Securities Act or a statutory private placement exemption, delivery by the transferor of a certification to that effect (in substantially the form of EXHIBIT C hereto), and delivery by the proposed transferee of a Transferee Certificate for Institutional Accredited Investors (in substantially the form of EXHIBIT D hereto); or

                  (D) if such Warrants are being transferred in reliance on and accordance with Regulation S under the Securities Act, delivery by the transferor of a certification to that effect (in substantially the form of EXHIBIT C hereto), and a Certificate for Regulation S Transfers in the form of EXHIBIT E hereto, PROVIDED that the Company may, based upon the views of its own counsel, instruct the Warrant Agent not to register such transfer; or

                  (E) if such Warrants are being transferred in reliance on and accordance with Rule 144 under the Securities Act, delivery by the transferor of (i) a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto), and (ii) an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such Warrants are being transferred in reliance on and accordance with another exemption from the registration requirements of the Securities Act, a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; provided that the Company may, based upon the views of its own counsel, instruct the Warrant Agent not to register such transfer in any case where the proposed transferee is not a QIB, NON-U.S. PERSON or Institutional Accredited Investor. A "NON-U.S. PERSON" shall mean a Person who is not a "U.S. person" as defined in Rule 902(o) under the Securities Act.

         (b) RESTRICTIONS ON TRANSFER OF A DEFINITIVE WARRANT FOR A BENEFICIAL INTEREST IN A GLOBAL WARRANT. A Definitive Warrant may not be transferred by a holder for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent and the Company, together with:

                  (A) certification from such holder (in substantially the form of EXHIBIT C hereto) that such Definitive Warrant is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

                  (B) written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant (together with sufficient information concerning the participant account at the Depository to which the interest is to be transferred);

then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Shares represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall upon written instructions from the Company authenticate and deliver to the Depository a new Global Warrant in the appropriate amount.

         (c) TRANSFER OR EXCHANGE OF GLOBAL WARRANTS. The transfer or exchange of Global Warrants or beneficial interests therein shall be effected through the Depository, in accordance with this Section 1.07 (including the restrictions on transfer set forth herein), the Private Placement Legend (if such Global Warrant bears the Private Placement Legend), and the procedures of the Depository therefor.

         (d) TRANSFER OR EXCHANGE OF A BENEFICIAL INTEREST IN A GLOBAL WARRANT FOR A DEFINITIVE WARRANT.

         (i) Any Holder having a beneficial interest in a Global Warrant may transfer or exchange such beneficial interest for a Definitive Warrant upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depository and in form satisfactory to the Warrant Agent and the Company from the Depository or its nominee on behalf of any person having a beneficial interest in a Global Warrant, including a written order containing registration and delivery instructions and, in the case of any such transfer or exchange prior to the Resale Restriction Termination Date of an interest in a Global Warrant bearing the Private Placement Legend, the following additional information and documents:

                  (A) if such beneficial interest is being transferred to the person designated by the Depository as being the beneficial owner, a certification from such person to that effect (in substantially the form of EXHIBIT C hereto); or

                  (B) if such beneficial interest is being transferred to a QIB in reliance on and accordance with Rule 144A under the Securities Act, a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto); or

                  (C) if such beneficial interest is being transferred to an Institutional Accredited Investor, delivery by the transferor of certification to that effect in reliance on and in accordance with Regulation D under the Securities Act or a statutory private placement exemption (in substantially the form of EXHIBIT C hereto), and delivery by the proposed transferee of a Transferee Certificate for Institutional Accredited Investors (in substantially the form of EXHIBIT D hereto); or

                  (D) if such beneficial interest is being transferred in reliance on and accordance with Regulation S under the Securities Act, delivery by the transferor of (i) a certification to that effect (in substantially in the form of EXHIBIT C hereto), and (ii) a Certificate for Regulation S Transfers in the form of EXHIBIT E hereto; provide that the Company may, based upon the views of its own counsel, instruct the Warrant Agent not to register such transfer; or

                  (E) if such beneficial interest is being transferred in reliance on and accordance with Rule 144 under the Securities Act, delivery by the transferor of (i) a certification to that effect (in substantially the form of EXHIBIT C hereto) and (ii) an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such beneficial interest is being transferred in reliance on and accordance with another exemption from the registration requirements of the Securities Act, a certification from the transferor to that effect (in substantially the form of EXHIBIT C hereto) and an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; PROVIDED that the Company may instruct the Warrant Agent not to register such transfer in any case where the proposed transferee is not a QIB, Non-U.S. Person or Institutional Accredited Investor;

                           then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depository and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an officers' certificate (a certificate signed by two officers of the Company, one of whom must be its principal executive officer, principal financial officer or principal accounting officer, in form satisfactory to the Warrant Agent and the Company) (an "OFFICERS' CERTIFICATE"), the Warrant Agent will authenticate and deliver to the transferee a Definitive Warrant.

         (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 1.07(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered (or as such registered owner or the Depository may otherwise direct) and adjust the Global Warrant pursuant to Section 1.07(h).

         (e) RESTRICTIONS ON TRANSFER OR EXCHANGE OF GLOBAL WARRANTS. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 1.07(f), a Global Warrant may not be transferred or exchanged as a whole except by the Depository to a nominee of the Depository acceptable to the Company or by a nominee of the Depository to the Depository or another nominee of the Depository acceptable to the Company or by the Depository or any such nominee to a successor Depository acceptable to the Company or a nominee of such successor Depository acceptable to the Company.

         (f) AUTHENTICATION OF DEFINITIVE WARRANTS IN ABSENCE OF DEPOSITORY. If at any time:

         (i) the Depository for the Global Warrants notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrant and a successor Depository for the Global Warrant is not appointed by the Company within 90 days after delivery of such notice; or

         (ii) the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants for all Global Warrants under this Agreement;

         then the Company will execute, and the Warrant Agent will, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Warrants, authenticate and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of Warrants represented by the Global Warrant, in exchange for such Global Warrant.

         (g) PRIVATE PLACEMENT LEGEND. Upon the registration of transfer, exchange or replacement of Warrant Certificates not bearing the legend set forth in the first paragraph of EXHIBIT A attached hereto (the "PRIVATE PLACEMENT LEGEND"), the Warrant Agent shall deliver Warrant Certificates that do not bear the Private Placement Legend (the Warrants represented thereby being referred to herein as the "NON-RESTRICTED WARRANTS") and any such transfer, exchange or replacement or any subsequent transfer, exchange or replacement of any Non-Restricted Warrants shall not be subject to the requirements of Section 1.07(a)(y), paragraphs (B) through (F), or Section 1.07(d)(i), paragraphs (A) through (F), as the case may be). Upon the registration of transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that bear the Private Placement Legend unless, and the Warrant Agent is hereby authorized to deliver Warrant Certificates without the Private Placement Legend if, (i) the transferor certifies to the Warrant Agent and the Company that the requested transfer is by an owner who is not and for the preceding three months has not been an affiliate of the Company, and such transfer is being made after the date which is two years (or such shorter period as may be prescribed by Rule 144(k) (or any successor provision thereto) under the Securities Act or any successor provision thereunder) after the later of the date of release from escrow of such Warrant under the Warrant Escrow Agreement or the last day on which the Company or any of its Affiliates was the owner of such Warrant or any predecessor security, or (ii) there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, or (iii) the Warrants to be transferred or exchanged represented by such Warrant Certificates are being transferred or exchanged pursuant to an effective registration statement under the Securities Act.

         (h) CANCELLATION OR ADJUSTMENT OF A GLOBAL WARRANT. At such time as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Company or, upon written order to the Warrant Agent in the form of an Officers' Certificate from the Company, retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant by the Warrant Agent or by the Depository on the Warrant Agent's direction to reflect such reduction.

         (i) OBLIGATIONS WITH RESPECT TO TRANSFERS OR EXCHANGES OF DEFINITIVE WARRANTS.

         (i) To permit registrations of transfers or exchanges in accordance with the terms hereof, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall authenticate Definitive Warrants and Global Warrants.

         (ii) All Definitive Warrants and Global Warrants issued upon any registration, transfer or exchange of Definitive Warrants or Global Warrants in accordance with the terms hereof shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

         (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be liable therefor or affected by notice to the contrary.
                  The foregoing shall not preclude the Warrant agent from relying upon any certification or proxy from the Depository with respect to beneficial owners of interests in the Warrants.

         (j) TRANSFERS BY AFFILIATES. Notwithstanding any other provision of this Agreement, no transfer of a Warrant by a person who is an Affiliate of the Company shall be made unless in compliance with applicable law. The Warrant Agent shall not register the transfer of any Warrant by a person with respect to whom the Warrant Agent has received prior written notice from the Company that such person (or with respect to whom a Responsible Officer of the Warrant Agent otherwise has actual knowledge, without hereby imposing or implying any duty of inquiry or investigation on the part of the Warrant Agent, that such person) is at the time of such transfer, or was at any time during the three months proceeding such transfer, an Affiliate of the Company unless such transfer is consented to by the Company. In connection with any such transfer, the Company shall be entitled to require that such person provide to the Company an opinion of counsel reasonably satisfactory to the Company that such transfer is in compliance with applicable law.

         (k) Unless and until expressly notified in writing to the contrary by the Company (prior to the related transfer), the Warrant Agent may conclusively presume (absent actual knowledge to the contrary by a Responsible Officer of the Warrant Agent) that any Warrant being presented for transfer or exchange is presented by an owner who is not, and for the preceding three months has not been, an Affiliate of the Company. If, in any instance, the Warrant Agent shall have been notified by the Company (or a Responsible Officer of the Warrant Agent otherwise shall have actual knowledge) that a Warrant is being presented by an owner which is, or during the preceding three months at any time was, an Affiliate of the Company, registration of such transfer shall be subject to the terms of Section 1.07(j).

         (l) Unless and until notified in writing to the contrary by the Company (in advance of the related transfer or exchange), which notice specifically identifies a different Resale Restriction Termination Date, the Warrant Agent shall be entitled to presume conclusively, in good faith, that the Resale Restriction Termination Date with respect to any Warrant is the date which is two (2) years after the date of release of such Warrant from escrow under the Warrant Escrow Agreement.

         (m) The Warrant Agent shall be under no obligation to register the Warrants under the Securities Act. In the event of the registration of the Warrants under the Securities Act, the Company shall give prompt written notice thereof (including specification of the effective date thereto) to the Warrant Agent, on which the Warrant agent may rely conclusively.

         (n) Notwithstanding anything contained in this Agreement to the contrary, neither the Warrant Agent nor the Registrar shall be responsible or liable for determining compliance with applicable federal or state securities laws (including, without limitation, the Securities Act or any particular rule or regulation promulgated thereunder); PROVIDED, HOWEVER, that if a specified transfer certificate or opinion of counsel is required by the express terms of this
Section 1.07 to be delivered to the Warrant Agent or the Registrar prior to the registration of a proposed transfer, the Warrant Agent and/or Registrar, as applicable, shall be under a duty to receive such certificate or opinion of counsel and to examine the same to determine whether it conforms on its face to the requirements hereof (and the Warrant Agent or Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or opinion does not conform to such requirements).

         SECTION 1.08. LOST, STOLEN, DESTROYED, DEFACED OR MUTILATED WARRANT CERTIFICATES. Upon receipt by the Company and the Warrant Agent (or any agent of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of an indemnity bond satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually authenticate and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section in a name other than the prior registered holder of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, the Company may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section 1.08 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

         The Warrant Agent is hereby authorized to authenticate in accordance with the provisions of this Agreement, and deliver, the new Warrant Certificates required pursuant to the provisions of this Section.

         SECTION 1.09. OFFICES FOR EXERCISE, ETC. So long as any of the Warrants remain outstanding, the Company will designate and maintain in the City of Boston, Commonwealth of Massachusetts: (a) an office or agency where the Warrant

Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section 1.05 hereof), and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient; PROVIDED, HOWEVER, that an office or agency shall at all times be maintained in the City of Boston, Commonwealth of Massachusetts, as provided in the first sentence of this Section. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies within or outside the City of Boston, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and the Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the Warrant Agent at its principal corporate trust office identified in Section
7.03 in the City of Boston, Commonwealth of Massachusetts (the "WARRANT AGENT OFFICE"), as the initial agency maintained for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office and the Company appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

         SECTION 1.10. LEGEND ON SHARES. The Shares issued upon exercise of Warrants shall bear the following legend:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT ONLY, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED (BY MERGER OR OTHERWISE), ASSIGNED, DEVISED, EXCHANGED, GIFTED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH TRANSFER IS EXEMPT FROM REGISTRATION, AND AN ACCEPTABLE OPINION OF COUNSEL IS DELIVERED TO THE COMPANY WITH REGARD TO SUCH EXEMPTION, OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH STATE SECURITIES LAWS.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT HOLDERS' AGREEMENT DATED AS OF AUGUST 31, 1999 AMONG THE COMPANY, THE HOLDERS OF THE WARRANTS AND BANKBOSTON, N.A., AS ADMINISTRATIVE AGENT, A COPY OF WHICH IS ON FILE WITH THE WARRANT AGENT."

                                   ARTICLE II

                    DURATION, EXERCISE OF WARRANTS; EXERCISE
                        PRICE AND REPURCHASE OF WARRANTS
                        --------------------------------

         SECTION 2.01. RELEASE AND DURATION OF WARRANTS. Subject to the terms and conditions established herein, the Warrants shall expire at 5:00 p.m., Boston time, on August 31, 2010. The applicable date of expiration of a particular Warrant is referred to herein as the "EXPIRATION DATE" of such Warrant. Each Warrant shall be held in escrow by the escrow agent under the Warrant Escrow Agreement until it has been released in accordance with the terms and conditions of the Warrant Escrow Agreement. Each Warrant that has been so released may be exercised (in whole or in part) on any Business Day (as defined below) on or after the date of its release and on or prior to the close of business on the Expiration Date.

         Any Warrant not exercised before the close of business on the Expiration Date shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

         "BUSINESS DAY" shall mean any day on which (i) banks in Boston, Massachusetts, (ii) the principal U.S. securities exchange or market, if any, on which any Common Stock is listed or admitted to trading and (iii) the principal U.S. securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

         SECTION 2.02. EXERCISE, EXERCISE PRICE, SETTLEMENT AND DELIVERY. (a) Subject to the provisions of this Agreement, after a Warrant is released from escrow in accordance with the terms and conditions of the Warrant Escrow Agreement a holder of a Warrant shall have the right to purchase from the Company on or after the date of its release and on or prior to the close of business on the Expiration Date one fully paid, registered and non-assessable share of Common Stock (and any other securities or property purchasable or deliverable upon exercise of such Warrant as provided in Article V), subject to adjustment in accordance with Article V hereof, at the purchase price of $0.01 for each share purchased (the "EXERCISE PRICE"). The number of Shares for which a particular Warrant may be exercised (the "EXERCISE RATE") shall be subject to adjustment from time to time as set forth in Article V hereof.

         "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity, including any predecessor of any such entity.

         (b) Warrants may be exercised by (i) surrendering at any office or agency maintained for that purpose by the Company pursuant to Section 1.09 (each a "WARRANT EXERCISE OFFICE") the Warrant Certificate evidencing such Warrants with the form of election to exercise Shares set forth on the reverse side of the Warrant Certificate (the "ELECTION TO EXERCISE") duly completed and signed by the registered

Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of a transfer, such signature shall be guaranteed by an eligible guarantor institution, and (ii) paying in full the Exercise Price for each such Warrant exercised. Each Warrant may be exercised in whole or in part, in which case a new Warrant Certificate shall be issued for the unexercised portion.

(c) Simultaneously with the exercise of each Warrant, payment in full of the aggregate Exercise Price may be made, at the option of the Holder, (i) by United States dollars or by certified or official bank check, (ii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with such Cashless Exercise) of a Warrant or Warrants (represented by one or more Warrant Certificates), and without payment of the Exercise Price in cash, for such number of Shares equal to the product of (1) the number of Shares for which such Warrant (or part thereof) is exercisable with payment in cash of the aggregate Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio or
(iii) with any combination of (i) and (ii). For purposes of this Agreement, the "CASHLESS EXERCISE RATIO" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of the Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise. An exercise of a Warrant in accordance with the immediately preceding sentences is herein called a "CASHLESS EXERCISE." Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of Shares deliverable upon a Cashless Exercise shall be equal to the Cashless Exercise Ratio multiplied by the product of (a) the number of Warrants (or part thereof) that the Holder specifies is to be exercised pursuant to a Cashless Exercise and (b) the number of Shares for which such Warrant (or part thereof) is then exercisable (without giving effect to the Cashless Exercise option). All provisions of this Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. No payment or adjustment shall be made on account of any dividends on the Shares issued upon exercise of a Warrant. If the Company has not effected the registration under the Securities Act of the offer and sale of the Shares by the Company to the holders of the Warrants upon the exercise thereof, the Company may elect to require that holders of the Warrants effect the exercise of the Warrants solely pursuant to the Cashless Exercise option and may also amend the Warrants to eliminate the requirement for payment of the Exercise Price with respect such. Cashless Exercise option. The Warrant Agent shall have no obligation under this section to calculate the Cashless Exercise Ratio.

         (d) Upon such surrender of a Warrant Certificate and payment and collection of the Exercise Price at any Warrant Exercise Office (other than any Warrant Exercise Office that also is an office of the Warrant Agent), such Warrant Certificate and payment shall be promptly delivered to the Warrant Agent. The "EXERCISE DATE" for a Warrant shall be the date when all of the items referred to in the first sentence of paragraphs (b) and (c) of this Section 2.02 are received by the

Warrant Agent at or prior to 11:00 a.m., New York City time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of paragraphs (b) and (c) are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

         (e) Upon the exercise of a Warrant in accordance with the terms hereof, the receipt of a Warrant Certificate and payment of the Exercise Price (or election of the Cashless Exercise option), the Warrant Agent shall: (i) except to the extent exercise of the Warrant has been effected through Cashless Exercise, cause an amount equal to the aggregate Exercise Price to be paid to the Company by crediting the same to the account designated by the Company in writing to the Warrant Agent for that purpose; (ii) advise the Company immediately by telephone of the amount so deposited to the Company's account and promptly confirm such telephonic advice in writing; and (iii) promptly advise the Company in writing of the number of Warrants (or part thereof) exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, the instructions of each exercising holder of the Warrant Certificates with respect to delivery of the Shares to which such holder is entitled upon such exercise, and such other information as the Company shall reasonably request.

         (f) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to or upon the written order of the registered holder of the Warrant Certificate evidencing such exercised Warrant or Warrants, a certificate or certificates evidencing the Shares to which such holder is entitled (and, in the case of any Warrant exercised only in part, a new Warrant Certificate representing the unexercised portion thereof), registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. Such certificate or certificates evidencing the Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Shares as of the close of business on the Exercise Date; the Shares may, if a Depository has been appointed, initially be issued in global form (the "GLOBAL SHARES"). The Global Shares and any individual certificates evidencing Shares will be subject to substantially identical transfer restrictions and legends as required on the Warrant Certificates pursuant to Article I. Such Global Shares shall represent such of the outstanding Shares as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Shares from time to time endorsed thereon and that the aggregate amount of outstanding Shares represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Share to reflect the amount of any increase or decrease in the amount of outstanding Shares represented thereby shall be made by the registrar for the Shares and the

Depository (referred to below) in accordance with instructions given by the holder thereof. [The Depository Trust Company] shall (if possible) act as the Depository with respect to the Global Shares until a successor shall be appointed by the Company and the registrar for the Shares. After such exercise of any Warrant or Shares, the Company shall also issue or cause to be issued to or upon the written order of the registered holder of such Warrant Certificate, a new Warrant Certificate, countersigned by the Warrant Agent pursuant to written instruction, evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

         SECTION 2.03. CANCELLATION OF WARRANT CERTIFICATES. In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Warrant Agent, and if so delivered, shall at the Company's written instruction be canceled by it and retired. The Warrant Agent shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise. Upon the Company's written request, the Warrant Agent shall deliver such canceled Warrant Certificates to the Company.

                                   ARTICLE III

                          OTHER PROVISIONS RELATING TO
                          RIGHTS OF HOLDERS OF WARRANTS
                          -----------------------------

         SECTION 3.01. ENFORCEMENT OF RIGHTS. (a) Notwithstanding any of the provisions of this Agreement, any Holder of any Warrant Certificate, without the consent of the Warrant Agent, the Holder may, in and for its own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

         (b) Neither the Warrants nor any Warrant Certificate shall entitle the holders thereof to any of the rights of a holder of Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company, except as expressly provided herein.

         SECTION 3.02. OBTAINING STOCK EXCHANGE LISTINGS. The Company will from time to time take all commercially reasonable action so that the Shares, promptly upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States (including the Nasdaq National Market), if any, on which other shares of Common Stock are then listed.

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY
                        --------------------------------

         SECTION 4.01. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrants and of the Shares upon the exercise of Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Shares in a name other than the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant. In any such case, no transfer or exchange shall be made unless or until the person or persons requesting issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

         SECTION 4.02. RULES 144 AND 144A. The Company covenants that, following the release of Warrants pursuant to the Warrant Escrow Agreement, it will file any reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company is not required to file such reports, it will, upon the request of any holder or beneficial owner of Warrants, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act.

                                    ARTICLE V

                                   ADJUSTMENTS

         SECTION 5.01. ADJUSTMENT OF EXERCISE RATE; NOTICES. The Exercise Rate is subject to adjustment from time to time as provided in this Section 5.01.

         (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If, after the Closing Date, the Company:

                  (i) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Common Stock (other than any such dividend to the extent covered by Section 5.03);

                  (ii) subdivides any of its outstanding shares of Common Stock into a greater number of shares;

                  (iii) combines any of its outstanding shares of Common Stock into a smaller number of shares;

                  (iv) pays a dividend or makes a distribution on any of its Common Stock in shares of any of its Capital Stock (other than any such dividend of

         Common Stock or rights, warrants, or options for its Common Stock to the extent covered by Section 5.03); or

                  (v) issues by reclassification of any of its Common Stock any shares of any of its Capital Stock;

then the Exercise Rate in effect immediately prior to such action for each Warrant then outstanding shall be adjusted so that the Holder of a Warrant thereafter exercised may receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action if such Holder had exercised the Warrant immediately prior to such action or immediately prior to the record date applicable thereto, if any (regardless of whether the Warrants then outstanding are then exercisable and without giving effect to the Cashless Exercise option).

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such record date or effective date had not been so fixed.

         If after an adjustment a Holder of a Warrant upon exercise of such Warrant may receive shares of two or more classes of Capital Stock of the Company, the Exercise Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article V with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Article V.

         (b) ADJUSTMENT FOR SALE OF COMMON STOCK BELOW CURRENT MARKET VALUE. If, after the Closing Date, the Company grants or sells to any Person any Common Stock or any securities convertible into or exchangeable or exercisable for any Common Stock at a price below the then Current Market Value (other than (1) pursuant to the exercise of the Warrants, (2) pursuant to any security convertible into, or exchangeable or exercisable for shares of Common Stock outstanding as of the date of this Agreement, (3) upon the conversion, exchange or exercise of any convertible, exchangeable or exercisable security as to which upon the issuance thereof an adjustment pursuant to this Article V has been made (or as to which no such adjustment was required under this Article V), or (4) upon the conversion, exchange or exercise of convertible, exchangeable or exercisable securities of the Company outstanding on the date of this Agreement (to the extent in accordance with the terms of such securities as in effect on the date of this Agreement), the Exercise Rate for each Warrant then outstanding shall be adjusted in accordance with the formula:

                                    E' = E x            (O + N)
                                             ----------------------
                                                    (O + [N x P/M])

where:

E'        =       the adjusted Exercise Rate for each Warrant then outstanding;

E         =       the then current Exercise Rate for each Warrant then
                  outstanding;

O         =       the number of shares of Common Stock outstanding immediately prior to the sale of Common Stock or issuance of securities convertible, exchangeable or exercisable for Common Stock;

N         =       the number of shares of Common Stock so sold or the maximum stated number of shares of Common Stock issuable upon the conversion, exchange or exercise of any such convertible, exchangeable or exercisable securities, as the case may be;

P         =       the proceeds per share of Common Stock received by the
                  Company, which (i) in the case of shares of Common Stock is the amount payable to the Company in consideration for the sale and issuance of such shares; and (ii) in the case of securities convertible into or exchangeable or exercisable for shares of Common Stock is the amount payable to the Company in consideration for the sale and issuance of such convertible or exchangeable or exercisable securities, plus the minimum aggregate amount of additional consideration, other than the surrender of such convertible or exchangeable securities, payable to the Company upon exercise, conversion or exchange thereof in each case before deduction of any discounts, commissions, fees and other expenses of issuance and marketing; and

M         =       the Current Market Value as of the Time of Determination or at
                  the time of sale, as the case may be.

         The adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options to which this paragraph (b) applies or upon consummation of the sale of Common Stock, as the case may be. To the extent that shares of Common Stock are not delivered prior to the expiration of any such rights or warrants, the Exercise Rate for each Warrant then outstanding shall be readjusted to the Exercise Rate which would otherwise be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered pursuant to the exercise of such rights or Warrants. In the event that such rights or warrants are not so issued, the Exercise Rate for each Warrant then outstanding shall again be adjusted to be the Exercise Rate which would then be in effect if such date fixed for determination of stockholders entitled to receive such rights or warrants had not been so fixed.

         No adjustment shall be made under this paragraph (b) if the application of the formula stated above in this paragraph (b) would result in a value of E' that is lower than the value of E.

         No adjustment in the Exercise Rate shall be made under this paragraph
(b) upon the issuance, conversion, exchange or exercise of options to acquire shares of Common Stock to or by officers, directors or employees of the Company; provide that the exercise price of such options, at the time of issuance thereof, is at least equal to the then Current Market Value of the Common Stock underlying such options.

         (c) NOTICE OF ADJUSTMENT. Whenever the Exercise Rate is adjusted, the Company shall promptly mail to Holders of Warrants then outstanding at the addresses appearing on the Warrant Register a notice of the adjustment. The Company shall file with the Warrant Agent and any other Registrar such notice and a certificate from the Company's chief financial officer briefly stating the facts requiring the adjustment and the manner of computing it. The certificate shall be conclusive evidence that the adjustment is correct. Neither the Warrant Agent nor any such Registrar shall be under any duty or responsibility with respect to any such certificate except to exhibit the same during normal business hours to any holder desiring inspection thereof.

         (d) REORGANIZATION OF COMPANY; Special Distributions. (i) If (A) the Company, in a single transaction or through a series of related transactions, merges, consolidates or amalgamates with or into any other person or sells, assigns, transfers, leases, conveys or otherwise disposes of all or substantially all of its properties and assets to another person or group of affiliated persons, (B) the Company is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock or (C) all holders of Common Stock engage in an exchange of such Common Stock for shares of Capital Stock or other equity securities in any other entity (a "FUNDAMENTAL TRANSACTION"), as a condition to consummating any such transaction the person issuing the consideration in any such consolidation, merger or share exchange if other than the Company (the "SURVIVING PERSON"), shall enter into a supplemental warrant agreement. The supplemental warrant agreement shall provide (a) that each Warrant then outstanding shall thereafter be exercisable for the kind and amount of securities, cash or other assets which a holder thereof would have received upon consummation of the Fundamental Transaction if such holder had exercised the Warrant immediately before the effective date of the transaction (regardless of whether the Warrants are then exercisable and without giving effect to the Cashless Exercise option, provided that such exerciseability shall not be accelerated by such Fundamental Transaction), assuming (to the extent applicable) that such holder (i) was not a constituent person or an affiliate of a constituent person to such transaction, (ii) made no election with respect thereto, and (iii) was treated alike with the plurality of non-electing holders, and (b) that the Surviving Person shall succeed to and be substituted to every right and obligation of the Company in respect of this Agreement and the Warrants and thereafter TransTechnology Corporation shall no longer be considered the Company for purposes of this Agreement. The supplemental warrant agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article V. The Surviving Person shall mail to Holders of Warrants at the addresses appearing on the Warrant Register a notice briefly describing the supplemental warrant agreement. If the issuer of securities deliverable upon exercise of Warrants is an affiliate of the Surviving Person, that issuer shall join in the supplemental warrant agreement.

          (ii) Notwithstanding the foregoing, if the Company enters into a Fundamental Transaction with another Person and consideration is payable to holders of shares of Capital Stock (or other securities or property) of a class issuable or deliverable upon exercise of any Warrants that have been released from escrow and are then exercisable in exchange for their shares of Capital Stock in connection with such Fundamental Transaction, which consideration consists solely of cash, then the holders of such then exercisable Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of such shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price therefor. Upon receipt of such payment, if any, the rights of a holder of such a Warrant shall terminate and cease and such holder's Warrants shall expire.

          (iii) If this paragraph (d) applies, it shall supersede the application of paragraph (a) of this Section 5.01.

          (iv) "AFFILIATE" of any specified Person means any other Person which, directly or indirectly, controls, is controlled by or is under direct or indirect common control with such specified Person. For purposes of this definition, "CONTROL," (including, with correlative meanings, the terms "CONTROLLING" "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          (e) COMPANY DETERMINATION FINAL. Any determination that the Company or the Board of Directors of the Company must make pursuant to this Article V is conclusive.

          (f) WARRANT AGENT'S ADJUSTMENT DISCLAIMER. The Warrant Agent has no duty to determine when an adjustment under this Article V should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether a supplemental warrant agreement under paragraph (d) need be entered into or whether any provisions of any supplemental warrant agreement are correct. The Warrant Agent shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with any provision of this Article V. Among other things, the Company shall certify to the Warrant Agent the Current Market Value, in accordance with the definition thereof, and the current Exercise Rate, in either case upon request by the Warrant Agent from time to time, as may be reasonably required to enable the Warrant

Agent to perform its duties hereunder, and on which the Warrant Agent may rely conclusively.

         (g) ADJUSTMENT FOR TAX PURPOSES. The Company may in its sole discretion make such increases in the Exercise Rate, in addition to those otherwise required by this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

         (h) UNDERLYING SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or Common Stock held in the treasury of the Company, for the purpose of effecting the exercise of Warrants, the full number of Shares then deliverable upon the exercise of all Warrants then outstanding and payment of the exercise price, and the shares so deliverable shall be fully paid and nonassessable and free from all liens and security interests created by the Company.

         (i) SPECIFICITY OF ADJUSTMENT. Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of Shares per Warrant as are stated on the Warrant Certificates initially issuable pursuant to this Agreement.

         (j) VOLUNTARY ADJUSTMENT. The Company from time to time may in its sole discretion increase the Exercise Rate by any number and for any period of time (provided that such period is not less than 20 Business Days). Whenever the Exercise Rate is so increased, the Company shall mail to holders at the addresses appearing on the Warrant Register and file with the Warrant Agent a notice of the increase. The Company shall give the notice at least 15 days before the date the increased Exercise Rate takes effect. The notice shall state the increased Exercise Rate and the period it will be in effect. A voluntary increase in the Exercise Rate does not change or adjust the Exercise Rate otherwise in effect as determined by this Section 5.01.

         (k) MULTIPLE ADJUSTMENTS. After an adjustment to the Exercise Rate for outstanding Warrants under this Article V, any subsequent event requiring an adjustment under this Article V shall cause an adjustment to the Exercise Rate for outstanding Warrants as so adjusted.

         (l)      DEFINITIONS.

         "CAPITAL STOCK" means, with respect to any person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such person's capital stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person, whether outstanding on the date of issuance of the Warrants or issued after such issue date, and any and all option, Warrant or other security convertible into or exercisable or exchangeable for any of the foregoing.

         "CURRENT MARKET VALUE" per share of Common Stock of the Company or any other security at any date means (i) if the security is not listed and traded on any national securities exchange or NASDAQ national market system, the fair market value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, (a) taking into account the most recently completed arm's-length transaction between the Company and a person other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (b) if no transaction shall have occurred during such six-month period, taking into account the fair market value of the security as determined by an Independent Financial Expert (PROVIDED that, in the case of the calculation of Current Market Value for determining the cash value of fractional shares, any such determination within six months that is, in the good faith judgment of the Board of Directors of the Company, a reasonable determination of value, may be utilized and PROVIDED, further that for purposes of determining the Cashless Exercise Ratio or the cash value of fractional shares, the Current Market Value may be determined in good faith by the Board of Directors), a copy of which board resolution is certified to the Warrant Agent by the president, any vice president or the chief financial officer of the Company, or (ii) (a) if the security is listed and traded on any national securities exchange or NASDAQ national market system, the average of the daily closing sales prices of the securities for the 20 consecutive days immediately preceding such date, or (b) if the security has so traded for less than 20 consecutive days immediately preceding such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of (ii)(a) and (ii)(b), as certified to the Warrant Agent by the president, any vice president or the chief financial officer of the Company. The closing sales price for each such trading day shall be in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day.

         "INDEPENDENT FINANCIAL EXPERT" means a United States investment banking or valuation firm of national or regional standing in the United States (i) which does not, and whose directors, officers and employees or Affiliates do not have a direct or indirect material financial interest for its proprietary account in the Company or any of its Affiliates and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent with respect to the Company and its Affiliates and qualified to perform the task for which it is to be engaged.

         "TIME OF DETERMINATION" means, (i) in the case of any distribution of securities or other property to existing stockholders to which paragraph (b) applies, the time and date of the determination of stockholders entitled to receive such securities or property or (ii) in the case of any other issuance and sale to which paragraph (b) applies, the time and date of such issuance or sale.

         (m) WHEN DE MINIMIS ADJUSTMENT MAY BE DEFERRED. No Adjustment in the Exercise Rate need be made unless the adjustment would require an increase of at least 1% in the Exercise Rate. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustments. All calculations under this Section 5.01 shall be made to the nearest 1/1000th of a Share.

         SECTION 5.02. FRACTIONAL SHARES. The Company will not be required to issue fractional Shares upon exercise of the Warrants or distribute Share certificates that evidence fractional Shares. In the event a Holder is required by Section 2.02(c) to make a Cashless Exercise, the number of Shares issuable shall be rounded up to the nearest whole number. In addition, in no event shall any holder of Warrants be required to make any payment of a fractional cent. In lieu of fractional Shares, there shall be paid to the registered Holders of Warrant Certificates at the time Warrants evidenced thereby are exercised as herein provided an amount in cash equal to the same fraction of the Current Market Value per Share on the Business Day preceding the date the Warrant Certificates evidencing such Warrants are surrendered for exercise. Such payments will be made by check or by transfer to a bank account maintained by such registered Holder. If any Holder surrenders for exercise more than one Warrant Certificate, the number of Shares deliverable to such Holder may, at the option of the Company, be computed on the basis of the aggregate amount of all the Warrants exercised by such Holder.

         SECTION 5.03. CERTAIN DISTRIBUTIONS. Subject to the proviso set forth below, if at any time the Company grants, issues or sells options, convertible securities, or rights to purchase Capital Stock, warrants or other securities pro rata to the record holders of any Common Stock (the "DISTRIBUTION RIGHTS") or, without duplication, makes any dividend or otherwise makes any distribution, including, subject to applicable law, pursuant to any plan of liquidation ("DISTRIBUTION") on Common Stock (whether in cash, property, evidences of indebtedness or otherwise), then the Company shall grant, issue, sell or make to each registered holder of Warrants then outstanding, the aggregate Distribution Rights or Distribution, as the case may be, which such holder would have acquired if such holder had held the maximum number of Shares acquirable upon complete exercise of such holder's Warrants (without giving effect to the Cashless Exercise option) immediately before the record date for the grant, issuance or sale of such Distribution Rights or Distribution, as the case may be, or, if there is no such record date, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Distribution Rights or Distribution, as the case may be; PROVIDED that the Company shall not have to grant, issue, sell or make any Distribution Rights or Distribution in respect of any Warrants until such time as the applicable Warrant is released pursuant to the Warrant Escrow Agreement. The Company covenants not to (x) cause or suffer to exist any restriction or become effective any agreement that would not allow the Company to grant, issue, sell or make Distribution Rights or Distributions with respect to the Warrants or the Shares from and after the release of the Warrants pursuant to the Warrant Escrow Agreement, other than any such restriction or agreement affecting all shares of the Common Stock equally, or (y) do anything that would frustrate the Company's ability to grant, issue, sell or make Distribution Rights or Distributions with respect to the Warrants or the Shares equally with other shares of the Common Stock from and after the release of the Warrants pursuant to the Warrant Escrow Agreement.

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

         SECTION 6.01. WARRANT AGENT. The Company hereby appoints State Street Bank and Trust Company as Warrant Agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein and in the Warrant Certificates set forth; and State Street Bank and Trust Company hereby accepts such appointment. The Warrant Agent shall have the powers and authority specifically granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it and it shall accept in writing (PROVIDED, HOWEVER that the Warrant Agent shall have only such duties and responsibilities with respect to the exercise thereof as are expressly set forth herein and as may be expressly set forth in any such acceptance). All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 6.02. CONDITIONS OF WARRANT AGENT'S OBLIGATIONS. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof and in the Warrant Certificates, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                  (a) The Warrant Agent shall be entitled to compensation to be agreed upon with the Company in writing for all services rendered by it and the Company agrees promptly to pay such compensation and to reimburse the Warrant Agent for its reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred without gross negligence, bad faith or willful misconduct on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent and any predecessor Warrant Agent, their directors, officers, affiliates, agents and employees for, and to hold them and their directors, officers, affiliates, agents and employees harmless against, any loss, liability or expense of any nature whatsoever (including, without limitation, reasonable fees and expenses of counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Warrant Agent or any such other person, arising out of or in connection with its acting as such Warrant Agent hereunder and its exercise of its rights and performance of its obligations hereunder. The obligations of the Company under this
         Section 6.02 shall survive the exercise and the expiration of the Warrant Certificates and the resignation and removal of the Warrant Agent.

                  (b) In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or holders of the Warrant Certificates.

                  (c) The Warrant Agent may consult with counsel of its selection and any written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such opinion.

                  (d) The Warrant Agent shall be fully protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, opinion of counsel, instruction, statement or other paper or document reasonably believed by it in good faith to be genuine and to have been presented or signed by the proper parties.

                  (e) The Warrant Agent, and its officers, directors, affiliates and employees ("RELATED PARTIES"), may become the owners of, or acquire any interest in, Warrant Certificates, Shares or other obligations of the Company with the same rights that it or they would have if it were not the Warrant Agent hereunder and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as Depository, trustee or agent for, any committee or body of holders of shares or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent or such Related Parties from acting in any other capacity for the Company.

                  (f) The Warrant Agent shall not be under any liability for interest on, and shall not be required to invest, any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates. In no instance shall the Warrant Agent have any liability under or pursuant to this Agreement for special or consequential damages (including without limitation loss of profits), whether or not advised of the likelihood thereof.

                  (g) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement (or any term or provision hereof) or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate (except its authentication thereof).

                  (h) The recitals and other statements contained herein and in the Warrant Certificates (except as to the Warrant Agent's authentication thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same. The Warrant Agent does not make any representation as to the validity or sufficiency of this Agreement or the Warrant Certificates, except for the due execution and delivery of this Agreement by the Warrant Agent, as to which it hereby so represents and warrants; PROVIDED, HOWEVER, that the Warrant Agent shall not be relieved of its duty to authenticate the Warrant Certificates as authorized by this Agreement. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant.

                  (i) Before the Warrant Agent acts or refrains from acting with respect to any matter contemplated by this Warrant Agreement, it may require:

                           (1) an Officers' Certificate stating on behalf of the
                  Company that, in the opinion of the signers, all conditions precedent, if any, provided for in this Warrant Agreement relating to the proposed action have been complied with; and

                           (2) if reasonably necessary in the judgment of the
                  Warrant Agent, an opinion of counsel for the Company (who may be the Company's general counsel) stating that, in the opinion of such counsel, all such conditions precedent have been complied with, provide that such matter is one customarily opined on by counsel.

                  Each Officers' Certificate or, if requested, an opinion of counsel with respect to compliance with a condition or covenant provided for in this Warrant Agreement shall include:

                           (1) a statement that the person making such
                  certificate or opinion has read such covenant or condition;

                           (2) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3) a statement that, in the opinion of such person,
                  he or she has made such examination or investigation as is necessary to enable him or her to express his or her opinion as to whether or not such covenant or condition has been complied with; and

                           (4) a statement as to whether or not, in the opinion
                  of such person, such condition or covenant has been complied with.

                  (j) The Warrant Agent shall be obligated to perform only such duties as are herein, and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 7.02 hereof, to make any demand upon the Company.

                  (k) Unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Company made or given under any provision of this Agreement shall be sufficient if signed by its chairman of the Board of Directors, its president, its treasurer, its controller or any vice president or its secretary or any assistant secretary.

                  (l) The Warrant Agent shall have no responsibility in respect of any adjustment pursuant to Article V hereof.

                  (m) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

                  (n) The Warrant Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary or assistant secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and to apply to such officers or officials for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with such instructions with respect to any matter arising in connection with the Warrant Agent's duties and obligations arising under this Agreement.

                  (o) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed on behalf of the Company by any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary or assistant secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (p) The Warrant Agent shall not be required to risk or expend its own funds in the performance of its obligations and duties hereunder.

                  (q) As used herein, a "RESPONSIBLE OFFICER" of the Warrant Agent shall mean any officer working in its Corporate Trust Department and having responsibility for the administration of this Agreement, or to whom as specific matters concerning this Agreement is referred because of his or her familiarity with or knowledge of the subject matter.

SECTION 6.03. RESIGNATION AND APPOINTMENT OF SUCCESSOR.

         (a) The Company agrees to use commercially reasonable efforts to provide that there shall at all times be a Warrant Agent hereunder.

         (b) The Warrant Agent may at any time resign as Warrant Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; PROVIDED, HOWEVER, that such date shall be at least 30 days after the date on which such notice is given unless the Company agrees to accept less notice. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Warrant Agent, qualified as provided in Section 6.03(d) hereof, by written instrument in duplicate signed on behalf of the Company, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. As provided in Section 6.03(d) hereof, such resignation shall become effective upon the earlier of (x) the acceptance of the appointment by the successor Warrant Agent or (y) 60 days after receipt by the Company of notice of such resignation. The Company may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument in duplicate, specifying such removal and the date on which it is intended to become effective, signed on behalf of the Company, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. The Warrant Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Warrant Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in Section 6.03(d). As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered Holders of the Warrants in the manner provided for in Section 7.04 hereof.

         (c) Upon resignation or removal of the Warrant Agent, if the Company shall fail to appoint a successor Warrant Agent within a period of 30 days after receipt of such notice of resignation or removal, then the holder of any Warrant Certificate or the retiring Warrant Agent may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent reasonably acceptable to the Company. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.

         (d) Any successor Warrant Agent, whether appointed by the Company or by a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof and having, at the time of its appointment, a combined capital surplus of at least $50 million. Such successor Warrant Agent shall execute and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder and all the provisions of this Agreement, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to (i) transfer and deliver, and such successor Warrant Agent shall be entitled to receive, all securities, records or other property on deposit with or held by such predecessor as Warrant Agent hereunder and (ii) upon payment of the amounts then due it pursuant to Section 6.02(a) hereof, pay over, and such successor Warrant Agent shall be entitled to receive, all monies deposited with or held by any predecessor Warrant Agent hereunder.

         (e) Any corporation or bank into which the Warrant Agent hereunder may be merged or converted, or any corporation or bank with which the Warrant Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation or bank to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, shall be the successor to the Warrant Agent under this Agreement (provided that such corporation or bank shall be qualified as aforesaid) without the execution or filing of any document or any further act on the part of any of the parties hereto.

         (f) No Warrant Agent under this Warrant Agreement shall be personally liable for any action or omission of any successor Warrant Agent.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.01. AMENDMENT. This Agreement and the terms of the Warrants may be amended by the Company and the Warrant Agent, without the consent of the Holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein, or to effect any assumptions of the Company's obligations hereunder and thereunder by a successor corporation under the circumstances described in Section 5.01(d) hereof, or in any other manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Warrant Certificates.

         The Company and the Warrant Agent may amend, modify or supplement this Agreement and the terms of the Warrants, and waivers or departures from the terms hereof and thereof may be given, with the consent of the Requisite Warrant Holders (as defined below), for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Holders of the outstanding Warrants; PROVIDED, HOWEVER, that no such modification that increases the Exercise Price or decreases the Exercise Rate, makes any change to Section 5.01(d), reduces the period of time during which the Warrants are exercisable hereunder, or effects any change to this Section 7.01 may be made with respect to any Warrant without the consent of the Holder of such Warrant. "REQUISITE WARRANT HOLDERS" means, with respect to any amendment, modification, supplement or waiver, the Holders of a majority in number of Shares represented by the Warrants that would be issuable assuming exercise thereof at the time such amendment, modification, supplement or waiver is voted upon. Notwithstanding any other provision of this Agreement, the Warrant Agent's consent must be obtained regarding any supplement or amendment which alters the Warrant Agent's rights or duties (it being expressly understood that the foregoing shall not be in derogation of the right of the Company to remove the Warrant Agent in accordance with Section 6.03 hereof). For purposes of any amendment, modification or waiver hereunder, Warrants held by the Company or any of its Affiliates shall be disregarded.

         Any modification or amendment made in accordance with this Agreement will be conclusive and binding on all present and future Holders of Warrant Certificates whether or not they have received written notice of or consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any Holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent Holders of such Warrant Certificate.

         SECTION 7.02. NOTICES AND DEMANDS TO THE COMPANY AND WARRANT AGENT. If the Warrant Agent shall receive any notice or demand addressed to the Company by the Holder of a Warrant Certificate pursuant to the provisions hereof or of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

         SECTION 7.03. ADDRESSES FOR NOTICES TO PARTIES AND FOR TRANSMISSION OF DOCUMENTS. All notices hereunder to the parties hereto shall be deemed to have been given when sent by certified or registered mail, postage prepaid, or by facsimile transmission, confirmed by first class mail, postage prepaid, addressed to any party hereto as follows:

                  To the Company:

                  TransTechnology Corporation
                  150 Allen Road
                  Liberty Corner, NJ 07938
                  Facsimile No.: (908) 903-1616
                  Attention: General Counsel

                  To the Warrant Agent:

                  State Street Bank and Trust Company
                  2 Avenue de Lafayette
                  Boston, MA 02111-1724
                  Facsimile No.: (617) 662
                  Attention:   Corporate Trust Department
                               Attention: TransTechnology Corporation
                                            Warrant Agreement

or at any other address of which either of the foregoing shall have notified the other in writing.

          SECTION 7.04. NOTICES TO HOLDERS. Notices to Holders of Warrants shall be mailed to such Holders at the addresses of such Holders as they appear in the Warrant Register. Any such notice shall be sufficiently given if sent by first-class mail, postage prepaid.

          SECTION 7.05. APPLICABLE LAW; SUBMISSION TO JURISDICTION. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          SECTION 7.06 PERSONS HAVING RIGHTS UNDER AGREEMENT. Nothing in this Agreement expressed or implied nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Warrant Agent, the Holders of the Warrant Certificates and, with respect to Section 4.03 and 4.04, the Holders of Shares issued pursuant to Warrants, any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants (except for Section 4.03 which shall be for the benefit of all holders of Shares issued pursuant to Warrants), conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the Holders of the Warrant Certificates.

         SECTION 7.07. HEADINGS. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 7.08. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 7.09. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available during regular business hours at the principal corporate trust office of the Warrant Agent, for inspection by the Holder of any Warrant Certificate. The

Warrant Agent may require such Holder to submit its Warrant Certificate for inspection by it.

         SECTION 7.10. AVAILABILITY OF EQUITABLE REMEDIES. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, Holders of Warrants shall be entitled, in addition to any other right or remedy available to them, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to such injunction and to the ordering of specific performance.

         SECTION 7.11. OBTAINING OF GOVERNMENTAL APPROVALS. The Company will from time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all material permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws, and the rules and regulations of all stock exchanges on which the Warrants are listed which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants or the issuance, sale, transfer and delivery of the Shares issued upon exercise of the Warrants.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

                                    TRANSTECHNOLOGY CORPORATION



                                       By:/s/ Joseph F. Spanier
                                          --------------------------------------
                                          Name: JOSEPH F. SPANIER
                                          Title: VICE PRESIDENT & CFO

                                       STATE STREET BANK AND TRUST COMPANY,
                                         as Warrant Agent



                                       By:/s/ Jill Olson
                                          --------------------------------------
                                          Name: JILL OLSON
                                          Title: VICE PRESIDENT

                                       A-1
                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT
(A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE RELEASE FROM ESCROW OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHO IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, PURSUANT TO RULE 903 OR 904 OF REGULATION S, (E) TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION

FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND, TRANSFERS OF INTERESTS IN THIS WARRANT SHALL BE SUBJECT TO COMPLIANCE WITH THE FOREGOING (AND SHALL REQUIRE DELIVERY OF CERTAIN CERTIFICATES AND/OR OPINIONS TO EVIDENCE COMPLIANCE THEREWITH, PURSUANT TO AND AS SPECIFIED IN THE WARRANT AGREEMENT DESCRIBED ON THE REVERSE HEREOF). SUBJECT TO THE TERMS OF THE WARRANT AGREEMENT, THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE, PROVIDED THAT SUCH HOLDER IS NOT AN AFFILIATE OF THE COMPANY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM IN REGULATION S.

[TO APPLY SO LONG AS PUT RIGHT IS IN EFFECT:] THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT HOLDERS' AGREEMENT DATED AS OF AUGUST 31, 1999, AMONG THE COMPANY, THE HOLDERS OF THE WARRANTS AND BANKBOSTON N.A., AS ADMINISTRATIVE AGENT, A COPY OF WHICH IS ON FILE WITH THE WARRANT AGENT.

  [Subject to appropriate modification at the time of execution and delivery.]

                                                                      CUSIP #[ ]

No. [  ]                                                   [  ] Warrants

                               WARRANT CERTIFICATE

                           TRANSTECHNOLOGY CORPORATION

         This Warrant Certificate certifies that [ ], or its registered assigns, is the registered holder of [ ] Warrants (the "Warrants") to purchase shares of Common Stock, par value $0.01 per share (the "Common Stock"), subject to the conditions contained herein and in the Warrant Agreement, of TRANSTECHNOLOGY CORPORATION, a Delaware corporation (the "Company," which term includes its successors and assigns). Each Warrant entitles the holder to purchase from the Company at any time from 9:00 a.m. Boston time on or after the date of issuance until 5:00 p.m., Boston time, on August 31, 2010 (the "Expiration Date"), [ ] fully paid, registered and non-assessable shares of Common Stock, subject to adjustment as provided in Article V of the Warrant Agreement, at the exercise price of $0.01 for each share purchased (the "Exercise Price") (the shares of Common Stock purchasable upon exercise of a Warrant being herein referred to as the "Shares" and, unless the context otherwise requires, such term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in the Warrant Agreement dated as of August 31, 1999 (the "Warrant Agreement")), upon surrender of this Warrant Certificate and payment of the Exercise Price (i) in United States dollars or certified official or bank check, (ii) pursuant to the next sentence or (iii) in any combination of
(i) and (ii), at any office or agency maintained for that purpose by the Company (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement. A Warrant may also be exercised solely by the surrender of the Warrant, and without the payment of the Exercise Price in cash, for such number of Shares equal to the product of (1) the number of Shares for which such Warrant is exercisable with payment of the Exercise Price as of the date of exercise and (2) the Cashless Exercise Ratio. For purposes of this Warrant, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per share of the Common Stock on the date of exercise over the Exercise Price per share as of the date of exercise and the denominator of which is the Current Market Value per share of the Common Stock on the date of exercise. An exercise of a Warrant in accordance with the immediately preceding sentences is herein called a "Cashless Exercise." Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of Shares deliverable upon a Cashless Exercise shall be equal to the Cashless Exercise Ratio multiplied by the product of (a) the number of Warrants (or part thereof) that the holder specifies is to be exercised pursuant to a Cashless Exercise and (b) the number of Shares for which such Warrant (or part thereof) is then exercisable (without giving effect to the Cashless Exercise option). If the

Company has not effected the registration under the Securities Act of the offer and sale of the Shares by the Company to the holders of the Warrants upon the exercise thereof, the Company may elect to require that holders of the Warrants effect the exercise of the Warrants solely pursuant to the Cashless Exercise option and may also amend the Warrants to eliminate the requirement for payment of the Exercise Price with respect such Cashless Exercise option. All provisions of the Warrant Agreement shall be applicable with respect to an exercise of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. Capitalized terms used herein without being defined herein shall have the definitions ascribed to such terms in the Warrant Agreement.

         "CURRENT MARKET VALUE" per share of Common Stock of the Company or any other security at any date means (i) if the security is not listed and traded on any national securities exchange or NASDAQ national market system, the fair market value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, (a) taking into account the most recently completed arm's-length transaction between the Company and a person other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date or (b) if no transaction shall have occurred during such six-month period, taking into account the fair market value of the security as determined by an Independent Financial Expert (PROVIDED THAT, in the case of the calculation of Current Market Value for determining the cash value of fractional shares, any such determination within six months that is, in the good faith judgment of the Board of Directors of the Company, a reasonable determination of value, may be utilized and PROVIDED, FURTHER that for purposes of determining the Cashless Exercise Ratio or the cash value of fractional shares, the Current Market Value may be determined in good faith by Board of Directors) or (ii) (a) if the security is listed and traded on any national securities exchange or NASDAQ national market system, the average of the daily closing sales prices of the securities for the 20 consecutive trading days immediately preceding such date,, a copy of which board resolutions shall be certified to the Warrant Agent by the president, any vice president or the chief financial officer of the Company, or
(b) if the security has so traded for less than 20 consecutive trading days before such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of (ii)(a) and (ii)(b), as certified to the Warrant Agent by the president, any vice president or the chief financial officer of the Company. The closing sales price for each such trading day shall in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day.

         "INDEPENDENT FINANCIAL EXPERT" means a United States investment banking or valuation firm of national or regional standing, (i) which does not, and whose directors, officers and employees or Affiliates do not have a direct or indirect material financial interest for its proprietary account in the Company or any of its Affiliates and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent with respect to the Company and its Affiliates and qualified to perform the task for which it is to be engaged.

         The Company has initially designated the principal corporate trust office of the Warrant Agent in the City of Boston, Commonwealth of Massachusetts, as the initial Warrant Agent Office. The number of Shares issuable upon exercise of the Warrants ("Exercise Rate") is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

         Any Warrants not exercised on or prior to 5:00 p.m., Boston time, on August 31, 2010 shall thereafter be void.

         If the Company merges, amalgamates or consolidates with or into, or sells all or substantially all of its property and assets to, another Person solely for cash, the holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price).

         Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Warrant Certificate shall not be valid unless authenticated by the Warrant Agent, as such term is used in the Warrant Agreement.

         THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         WITNESS the seal of the Company and signatures of its duly authorized officers.

Dated:

                                                     TRANSTECHNOLOGY CORPORATION



                                                     By:________________________
                                                        Name:
                                                        Title:

Attest:

By:__________________________
   Name:
   Title:

Certificate of Authentication:
This is one of the Warrants
referred to in the within
mentioned Warrant Agreement:

STATE STREET BANK AND TRUST COMPANY,
as Warrant Agent

By:________________________________
       Authorized Signatory

                          [FORM OF WARRANT CERTIFICATE]

                                    [REVERSE]

                           TRANSTECHNOLOGY CORPORATION

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., Boston time, on August 31, 2010 (the "Expiration Date"), each of which represents the right to purchase at any time on or after the date of issuance and on or prior to the Expiration Date [ ] shares of Common Stock, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of August 31, 1999 (the "Warrant Agreement"), duly executed and delivered by the Company to State Street Bank and Trust Company, as Warrant Agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

         If all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 11:00 a.m., Boston time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the preceding paragraph are received after 11:00 a.m., Boston time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., Boston time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

         As soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Share or Shares to which such holder is entitled (and, in the case of any Warrant exercised only in part, a new Warrant Certificate representing the unexercised portion thereof), in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as attached to this Warrant Certificate. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

         The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the registered Holder of this Warrant Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share of Common Stock on the Business Day preceding the date this Warrant Certificate is surrendered for exercise.

         Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement (including other restrictions upon transfer, and applicable requirements to evidence compliance therewith, set forth therein), without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company and the Warrant Agent may deem and treat the registered Holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

         The term "Business Day" shall mean any day on which (i) banks in Boston, Massachusetts, (ii) the principal U.S. securities exchange or market, if any, on which the Common Stock is listed or admitted to trading and (iii) the principal U.S. securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

         The Warrants and the Shares are entitled to the benefits of a Warrant Holders' Agreement relating to the Warrants and the shares of Common Stock issuable upon exercise thereof (the "Warrant Holders' Agreement"), pursuant to which the holders representing not less than one-quarter of the Registrable Securities (as defined in the Warrant Holders' Agreement) have the right under certain circumstances to require the Company to effect one demand registration of the Registrable Securities. The Warrant Holders' Agreement also provides the holders of Registrable Securities with the right, subject to the conditions and limitations contained therein, to include the Registrable Securities in certain registration statements filed by the Company for its account or for the account of any of its securityholders.

         The Warrant Holders' Agreement also contains provisions providing that under certain circumstances, the holders of Warrants or of the shares of Common Stock issuable upon exercise thereof shall have the right to require the purchase of such Warrants and/or shares of Common Stock from such holders by the Company. Copies of the Warrant Holders' Agreement are available from the Company upon request.

                         (FORM OF ELECTION TO EXERCISE)

(To be executed upon exercise of Warrants on the Exercise Date)

         The undersigned hereby irrevocably elects to exercise [ ] of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Shares as follows:

         $[ ] in cash or by certified or official bank check; or by surrender of Warrants pursuant to a Cashless Exercise (as defined in the Warrant Agreement) for shares of Common Stock at the current Cashless Exercise Ratio.

         The undersigned requests that a certificate representing such Shares be registered in the name of _______________________________________ whose address is _______________________________________ and that such shares be delivered to
___________________________________________ whose address is
______________________________________. If only a part of a Warrant is being exercised, the undersigned re-quests that a new Warrant Certificate representing the unexercised portion thereof be registered in the name of _________________ whose address is ______________________________________. and that such Warrant
Certificate be delivered to _______________________________ whose address is _____________________________________. Any cash payments to be paid in lieu of a fractional Share should be made to __________________________ whose address is _____________________________________ and the check representing payment thereof should be delivered to _______________________ whose address is
_______________________.

         Dated _______________, ____

         Name of holder of
         Warrant Certificate: ___________________________
                                           (Please Print)

         Tax Identification or
         Social Security Number: __________________________

         Address:__________________________________________

                 __________________________________________

         Signature:_____________________________________________________________
                                    Note:   The above signature must correspond
                                            with the name as written upon the
                                            face of this Warrant Certificate in
                                            every particular, without alteration
                                            or enlargement or any change
                                            whatever and if the certificate
                                            representing the Shares or any
                                            Warrant Certificate representing
                                            Warrants not exercised is to be
                                            registered in a name other than that
                                            in which this Warrant Certificate is
                                            registered, or if any cash payment
                                            to be paid in lieu of a fractional
                                            share is to be made to a person
                                            other than the registered holder of
                                            this Warrant Certificate, the
                                            signature of the holder hereof must
                                            be guaranteed as provided in the
                                            Warrant Agreement.

Dated _______________, ____

         Signature: ____________________________________________________________
                                    Note:   The above signature must correspond
                                            with the name as written upon the
                                            face of this Warrant Certificate in
                                            every particular, without alteration
                                            or enlargement or any change
                                            whatever.

                              [FORM OF ASSIGNMENT]

         For value received _________________ hereby sells, assigns and transfers unto ____________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated _______________, ____

         Signature: ____________________________________________________________
                                    Note:   The above signature must correspond
                                            with the name as written upon the
                                            face of this Warrant Certificate in
                                            every particular, without alteration
                                            or enlargement or any change
                                            whatever.

         Signature Guaranteed: _________________________________________________


                                      A-13


                SCHEDULE OF EXCHANGES OF CERTIFICATED WARRANTS1/

The following exchanges of a part of this Global Warrant for Definitive Warrants have been made:
---------------- ----------------- ----------------- ------------------ ----------------
                                                     Number of
                 Amount of         Amount of         Warrants of
                 decrease in       increase in       this Global
                 Number of         Number of         Warrant             Signature of
                 Warrants of       Warrants of       following such      authorized
 Date of         This Global       this Global       decrease (or        officer of
 Exchange        Warrant           Warrant           increase)           Warrant Agent
---------------- ----------------- ----------------- ------------------- ----------------
---------------- ----------------- ----------------- ------------------- ----------------


_____________________________
     1/This is to be included only if the Warrant is in global form

                                       B-1
                                                                       EXHIBIT B

                        FORM OF LEGEND FOR GLOBAL WARRANT

         Any Global Warrant authenticated and delivered hereunder shall bear a legend in substantially the following form:

         THIS SECURITY IS A GLOBAL WARRANT WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITORY TRUST COMPANY ("DTC")], TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [INSERT NOMINEE NAME] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, (AND ANY PAYMENT IS MADE TO [INSERT NOMINEE NAME] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [INSERT NOMINEE NAME], HAS AN INTEREST HEREIN.

                                                                       EXHIBIT C

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS

Re:      Warrants to Purchase Common Stock (the
         "Warrants") of TRANSTECHNOLOGY CORPORATION

         This Certificate relates to _______ Warrants held in* ______ book-entry or* _______________ certificated form by ______________ (the "Transferor").2/

                  has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depository a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

                  has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

                  In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 1.07 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Act") because*:

                  Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 1.07(a)(y)(A) or Section 1.07(d)(i)(A) of the Warrant Agreement).

         [ ]      Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Act), in reliance on and accordance with Rule 144A.

                  Such Warrant is being transferred to an institutional "accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Act) in reliance on and in accordance with Regulation D under the Act or a statutory private placement exemption.

         [ ]      Such Warrant is being transferred in reliance on and
accordance with Regulation S under the Act.

_______________________
2/Check Applicable Box.

                  Such Warrant is being transferred in reliance on and accordance with Rule 144 under the Act (and this certificate is accompanied by an opinion of counsel as required under the Warrant Agreement).

                  Such Warrant is being transferred in reliance on and in compliance with the following exemption from the registration requirements of the Act.

         Exemption: _______________

         In connection with any proposed transfer pursuant to Regulation S, or any other transfer where the proposed transferee is not a QIB, Non-U.S. Person or Institutional Accredited Investor, the undersigned understands that the Company may, based on the views of its counsel, instruct the Warrant Agent not to register such transfer.


                                                     ___________________________
                                                     [INSERT NAME OF TRANSFEROR]

                                                     By: _______________________

Date: ___________________________

                                                                       EXHIBIT D

                            Form of Certificate to Be
                          Delivered in Connection with
                 Transfers to Institutional Accredited Investors
                 -----------------------------------------------

          In connection with our proposed purchase of Warrants (the "Warrants") to purchase Common Stock of TransTechnology Corporation (the "Company"), we confirm that:

          1. We have received such information as we deem necessary in order to make our investment decision.

          2. We understand that any subsequent transfer of the Warrants is subject to certain restrictions and conditions set forth in the Warrant Agreement dated as of August 31, 1999, by and between the Company and the Warrant Agent referred to therein (the "Warrant Agreement") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

          3. We understand that the offer and sale of the Warrants have not been registered under the Securities Act, and that the Warrants may not be o States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Warrants prior to (x) the date which is two years after the later of the date of original issuance of the Warrants (or such shorter period as may be prescribed by Rule 144(k) under the Securities Act or any successor provision thereto) or the last day on which the Company or any affiliate of the Company was owner of such Warrants, or any predecessor thereto, and (y) such later date, or any, as may be required by applicable laws, we will do so only (A) to the Company, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Warrant Agent a signed letter substantially in the form hereof, (D) outside the United States in accordance with Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or (F) pursuant to an effective registration statement under the Securities Act and (G) pursuant to an other available exemption under the Securities Act, and we further agree to provide to any person purchasing Warrants form us a notice advising such purchaser that resales of the Warrants are restricted as stated herein.

                  4. We understand that, on any proposed resale of Warrants, we will be required to furnish to the Warrant Agent and the Company, such certification, legal opinions and other information as the Warrant Agent and the

Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

                  5. We are an institutional "accredited investor" (as defined in Rule 50 1 (a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

                  6. We are acquiring the Warrants purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  The undersigned understands that in connection with any proposed transfer of Warrants pursuant to Regulation S, or pursuant to another exemption from registration under the Securities Act where the proposed transferee is not a QIB, Non-U.S. Person or Institutional Accredited Investor, the undersigned understands that the Company may, based upon the views of its counsel, instruct the Warrant Agent not to register such transfer.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                      Very truly yours,

                                      [Name of Transferee]

                                      By: ____________________________________
                                             [Authorized Signatory]

         Upon transfer the Warrants would be registered in the name of the new beneficial owner as follows:

Name: _______________________________________________

Address: ____________________________________________

Taxpayer ID Number: _________________________________

                                       E-1
                                                                       EXHIBIT E

                            Form of Certificate to Be
                             Delivered in Connection
                           with Regulation S Transfers
                           ---------------------------


                                                       ___________________, ____


Attention: Corporate Trust Department

         In connection with our proposed sale of Warrants of TransTechnology Corporation (the "Company"), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Warrants was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

                  (5) we have advised the transferee of the transfer restrictions applicable to the Warrants; and

                  (6) if the circumstances set forth in Rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Warrants may be offered and sold during the restricted period specified in Rule 903(c)(2) or (3), as applicable, in accordance with the provisions of Regulation S; pursuant to registration of the Warrants under the Securities Act; or pursuant to an available exemption from the registration requirements under the Act.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S under the Securities Act.

                                                Very truly yours,

                                                [Name of Transferee]

                                                By: ____________________________
                                                       [Authorized Signatory]

         Upon transfer the Warrants would be registered in the name of the new beneficial owner as follows:

Name: _______________________________________________

Address: ____________________________________________

Taxpayer ID Number:__________________________________